                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  March 9, 1997


                               UNC INCORPORATED
            (Exact name of registrant as specified in its charter)


         Delaware                       1-7795                  54-1078297
(State or other jurisdiction          (Commission             (IRS Employer
   of incorporation                   File Number)           Identification No.)



            175 Admiral Cochrane Drive, Annapolis, Maryland  21401
             (Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code: (410) 266-7333

                                Not Applicable
         (Former name or former address, if changed since last report)

Item 5.   Other Events
          ------------

         Amended and Restated Agreement and Plan of Merger with Greenwich Air Services, Inc.

         On March 9, 1997, UNC Incorporated (the "Registrant"), Greenwich Air Services, Inc. ("Greenwich"), a Delaware corporation, and Condor Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Greenwich ("Condor"), entered into an Amended and Restated Agreement and Plan of Merger (the "Amended Merger Agreement") modifying and restating the terms of the Agreement and Plan of Reorganization previously entered into by the parties on February 13, 1997 (the "Original Merger Agreement") pursuant to which the Registrant will merge with Condor (the "UNC-Greenwich Merger"), thereby becoming a wholly-owned subsidiary of Greenwich.

         The Amended Merger Agreement modifies, among other things, the consideration to be received by holders of the Common Stock, $0.20 par value per share of the Registrant (the "UNC Common Stock"), by virtue of the UNC-Greenwich Merger. Pursuant to the Amended Merger Agreement, holders of UNC Common Stock shall be entitled to receive at the Effective Time (as defined in the Amended Merger Agreement) $15.00 in cash for each share of UNC Common Stock then currently issued and outstanding.

         Concurrently with the execution and delivery of the Amended Merger Agreement, Greenwich, General Electric Company, a New York corporation ("GE"), and GB Merger Corp., a wholly-owned subsidiary of GE, entered into an Agreement and Plan of Merger pursuant to which those parties have agreed that Greenwich will merge with GB Merger Corp. (the "GE-Greenwich Merger"), thereby becoming a wholly-owned subsidiary of GE.

         Consummation of the UNC-Greenwich Merger pursuant to the Amended Merger Agreement is subject to a number of conditions, including approval by the stockholders of the Registrant entitled to vote thereon, certain regulatory approvals, and satisfaction or waiver of all conditions to the GE-Greenwich Merger. The GE-Greenwich Merger is, in turn, subject to a number of conditions, including approval by the Greenwich stockholders entitled to vote thereon and certain regulatory approvals. If the GE-Greenwich Merger is terminated for any reason, the Amended Merger Agreement provides, in effect, that the terms of the Original Merger Agreement are revived, with certain modifications as specified in section 6.17 of the Amended Merger Agreement. The terms and conditions of the Original Merger Agreement were previously disclosed in the Registrant's Current Report on Form 8-K dated February 13, 1997, which report is incorporated herein by reference.

         The terms and conditions of the Amended Merger Agreement were determined as a result of arm's length negotiations among the Registrant, Greenwich, and GE.

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Item 7.   Financial Statements and Exhibits
          ---------------------------------

(a)    Financial statements of businesses acquired.
       -------------------------------------------

       Not applicable.

(b)    Pro forma financial information.
       -------------------------------

       Not applicable.

(c)    Exhibits.
       --------

       1. Amended and Restate Agreement and Plan of Merger, dated March 9, 1997 among Greenwich Air Services, Inc., Condor Acquisition Corp., and UNC Incorporated.

       2. Agreement and Plan of Merger dated March 9, 1997 among General Electric Company, GB Merger Corp., and Greenwich Air Services, Inc.

       3.    Press Release dated March 10, 1997

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

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed by the undersigned hereunto duly authorized.


                                    UNC INCORPORATED



Dated: March 14, 1997               By: /s/ Robert L. Pevenstein
                                        ------------------------
                                       Robert L. Pevenstein
                                       Senior Vice President
                                       and Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit Number   Exhibit
--------------   -------
       1         Amended and Restated Agreement and Plan of Merger, dated March
                 9, 1997 among Greenwich Air Services, Inc., Condor Acquisition
                 Corp., and UNC Incorporated

       2 Agreement and Plan Merger dated March 9, 1997 among General Electric Company, GB Merger Corp., and Greenwich Air Services, Inc.

       3         Press Release dated March 10, 1997


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